This certification is provided pursuant to Section 906 of the Sarbanes-Oxley
   Act of 2002, 18 U.S.C. {section} 1350, and accompanies the report on Form N-CSR for the fiscal year ended December 31, 2006 of The Huntington Funds (the "Registrant").

     I, Christopher E. Sabato, the Treasurer and Principal Financial Officer of the Registrant, certify that, to the best of my knowledge,:

     1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

     2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



   March 8, 2007
   Date


   /s/Christopher E. Sabato
   Christopher E. Sabato
   Treasurer and Principal Financial Officer
   The Huntington Funds

   This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.


   This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. {section} 1350, and accompanies the report on Form N-CSR for the fiscal year ended December 31, 2006 of The Huntington Funds (the "Registrant").

     I, Charles L. Davis Jr., the Chief Executive Officer and Principal Executive Officer of the Registrant, certify that, to the best of my knowledge,:

     1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

     2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




   March 8, 2007
   Date


   /s/Charles L. Davis Jr.
   Charles L. Davis Jr.
   Chief Executive Officer and Principal Executive Officer
   The Huntington Funds

   This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.